Exhibit 4.2

The Corporation shall furnish without charge to each stockholder who so request a statement of the powers, designation preferences and relative, participating, optional, or other special rights of each class of stock of the corporation or series thereof and the qualifications limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporations’s Secretary at the principal officer of the Corporation

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	_____	Custodian	_____
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JTTEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
				Act	____
(State)
UNIF TRF MIN ACT —
				_____	Custodian (until age	_____
(Cust)
under Uniform Translate
(Minor)
to Minors Act _________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                                                                   hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________

___________________________________________________________________________________________________

___________________________________________________________________________________________Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated _____________________________________

X

X
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.